Exhibit 99.2

CAUSE NO. 2009-03145

ROBERT DELANEY, Derivatively on Behalf of Nominal Defendant IMPERIAL SUGAR COMPANY,	§ § §	IN THE DISTRICT COURT OF

Plaintiff,

                                 v.

JOHN C. SHEPTOR, JAMES J. GAFFNEY,

CURTIS G. ANDERSON,

GAYLORD O. COAN, YVES-ANDRE ISTEL,

ROBERT S. KOPRIVA, GAIL A. LIONE,

DAVID C. MORAN, JOHN K. SWEENEY,

ROBERT J. MCLAUGHLIN,

ROBERT A. PEISER and GRAHAM H. GRAHAM,

Defendants,

                                 And

IMPERIAL SUGAR COMPANY,

Nominal Defendant.

	§ § § § § § § § § § § § § § § § § § § § § § § §	HARRIS COUNTY, TEXAS 295th JUDICIAL DISTRICT COURT

AMENDED NOTICE OF RESETTING OF ORAL HEARING

PLEASE TAKE NOTICE that the final approval hearing in the above-captioned matter, previously set for October 18, 2010, has been reset for oral hearing on Tuesday, October 19, 2010, at 11:00 a.m. in the 295th Judicial District Court of Harris County, Texas.

Respectfully submitted,
DATED: September 28, 2010

CROWLEY NORMAN LLP

/s/ Richard E. Norman
RICHARD E. NORMAN
Three Riverway, Suite 1775 Houston, TX 77056 Telephone: (713) 651-1771 Facsimile: (713) 651-1775

BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP
LEE D. RUDY ROBIN WINCHESTER J. DANIEL ALBERT 280 King of Prussia Road Radnor, PA 19087 Telephone: (610) 667-7706 Facsimile: (267) 948-2512

Lead Counsel and Counsel for Robert Delaney

BECKHAM & MANDEL ROGER L. MANDEL 3400 Carlisle, Suite 550 Dallas, TX 75204 Telephone: (214) 965-5124 Facsimile: (214) 965-9301

WEISS & LURIE JOSEPH H. WEISS JOSHUA M. RUBIN The Fred French Building 551 Fifth Avenue New York, NY 10176 Telephone: (212) 682-3025 Facsimile: (212) 682-3010

Counsel for Gerald Martin

CERTIFICATE OF SERVICE

The undersigned hereby certifies that on this 29th day of September, 2010, a true and correct copy of the AMENDED NOTICE OF RESETTING OF ORAL HEARING has been served on all counsel of record.

David Sterling Rebecca L. Robertson BAKER BOTTS, LLC One Shell Plaza 910 Louisiana Street Houston, TX 77002 Telephone: (713) 229-1234	Walt Cicack SEYFARTH SHAW 131 South Dearborn Suite 2400 Chicago, IL 60603 Telephone: (312) 460-5000

Counsel for Nominal Defendant, Imperial Sugar Company	Counsel for Defendant Robert A. Peiser

Paul Curnin Abigail Hazlett SIMPSON THACHER & BARTLETT LLP 425 Lexington Avenue New York, NY 10017-3954 Telephone: (212) 455-2000	Frank P. Barron CRAVATH, SWAINE & MOORE Worldwide Plaza 825 8th Avenue New York, NY 10019 Telephone: (212) 474-1506

Counsel for the Special Litigation Committee	Counsel for Defendant James J. Gaffney

Rebecca Lamberth DUANE MORRIS Atlantic Center Plaza 1180 West Peachtree Street NW Suite 700 Atlanta, GA 30309 Telephone: (404) 253-6961	Walter Jospin PAUL, HASTINGS, JANOFSKY & WALKER LLP 600 Peachtree Street, N.E. Suite 2400 Atlanta, GA 30308 Telephone: (404) 815-2400

Counsel for Defendant John C. Sheptor	Counsel for Defendant Curtis G. Anderson

Wayne Phears MCGUIRE WOODS & BATTLE The Proscenium 1170 Peachtree Street, N.E. Suite 2100 Atlanta, GA 30309 Telephone: (404) 443-5718	Daniel S. Sternberg Howard S. Zelbo CLEARY GOTTLIEB STEEN & HAMILTON LLP One Liberty Plaza New York, NY 10006 Telephone: (212) 225-2630

Counsel for Defendant Gaylord O. Coan	Counsel for Defendant Yves-Andre Istel

Nancy Sennett FOLEY & LARDNER 777 East Wisconsin Avenue Milwaukee, WI 53202 Telephone: (414) 271-2400	Mark C. Hansen KELLOGG, HUBER, HANSON, TODD, EVANS AND FIGEL 1615 M. Street, NW Suite 400 Washington, DC 20036 Telephone: (202) 326-7904

Counsel for Defendants Robert S. Kopriva and Gail A. Lione	Counsel for Defendant David C. Moran

Mark Kirsch GIBSON DUNN & CRUTCHER 200 Park Avenue New York, NY 10166 Telephone: (212) 351-2662	James Kramer ORRICK, HERRINGTON AND SUTCLIFFE The Orrick Building 405 Howard Street San Francisco, CA 94105 Telephone: (415) 773-5923

Counsel for Defendant John K. Sweeney	Counsel for Defendant Robert J. McLaughlin

Philip H. Hilder HILDER & ASSOCIATES, P.C. 819 Lovett Houston, TX 77006 Telephone: (713) 234-1416	Lee D. Rudy Robin Winchester J. Daniel Albert 280 King of Prussia Road Radnor, PA 19087 Telephone: (610) 667-7706

Counsel for Defendant Graham H. Graham	Lead Counsel and Counsel for Robert Delaney

Roger L. Mandel Beckham & Mandel 3400 Carlisle, Suite 550 Dallas, TX 75204 Telephone: (214) 965-5124	Joseph H. Weiss Joshua M. Rubin The Fred French Building 551 Fifth Avenue New York, NY 10176 Telephone: (212) 682-3025

Counsel for Gerald Martin	Counsel for Gerald Martin

/s/ Richard E. Norman
Richard E. Norman